Exhibit 32.2



                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In  connection  with  the  quarterly  report  of RDC  International,  Inc.  (the
"Company") on Form 10QSB, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Anthony Cella, Chief Financial Officer (or the equivalent thereof) of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



/s/ Anthony Cella
-------------------------
Anthony Cella
Chief Financial Officer (or the equivalent thereof)
May 24, 2004